                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                          CODORUS VALLEY BANCORP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                  [LETTERHEAD OF CODORUS VALLEY BANCORP, INC.]



April 4, 2001



Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

On behalf of the corporation's board of directors, I am pleased to invite you to attend Codorus Valley Bancorp, Inc.'s Annual Meeting of Shareholders to be held on Tuesday, May 15, 2001 at 9:00 a.m., Eastern Time. The location of the annual meeting is the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement and notice of meeting is your proxy and Codorus Valley Bancorp, Inc.'s 2000 Annual Report to Shareholders.

The principal business of the meeting is to elect 2 Class B Directors to serve a term of 3 years and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

I am delighted that you have invested in Codorus Valley Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save Codorus Valley Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

I look forward to seeing you on May 15, 2001, at the corporation's annual meeting.

Sincerely,


/s/ Larry J. Miller
---------------------------
Larry J. Miller, President
and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         OF CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 15, 2001



TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that Codorus Valley Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 15, 2001, at 9:00 a.m., Eastern Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, 17403 to consider and vote upon the following proposals:

1. To elect the following individuals as Class B Directors, each to serve a 3 year term:

     o   M. Carol Druck
     o   Donald H. Warner

2.   To transact any other business properly presented at the annual meeting.

Shareholders of record as of March 15, 2001 are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save the corporation expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the corporation and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

The corporation's board of directors is distributing the proxy statement, form of proxy and Codorus Valley Bancorp, Inc.'s 2000 Annual Report to Shareholders on or about April 4, 2001.

By Order of the Board of Directors,


/s/ Harry R. Swift
-----------------------
Harry R. Swift, Esquire
Secretary

York, Pennsylvania
April 4, 2001

                             YOUR VOTE IS IMPORTANT.
   TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND
            MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                          CODORUS VALLEY BANCORP, INC.
                         CODORUS VALLEY CORPORATE CENTER
                             105 LEADER HEIGHTS ROAD
                            YORK, PENNSYLVANIA 17403



                           NASDAQ TRADING SYMBOL: CVLY







                                 PROXY STATEMENT
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 15, 2001














                Mailed to Shareholders on or about April 4, 2001

                                TABLE OF CONTENTS

Proxy Statement

                                                                                            Page
                                                                                            ----
General Information.......................................................................... 1
        Date, Time and Place of the Annual Meeting........................................... 1
        Description of Codorus Valley Bancorp, Inc........................................... 1

Voting Procedures............................................................................ 2
        Solicitation and Voting of Proxies................................................... 2
        Quorum and Vote Required For Approval................................................ 3
        Revocability of Proxy................................................................ 3
        Methods of Voting.................................................................... 4

Board of Directors and Executive Officers.................................................... 4
        Governance........................................................................... 4
        Directors and Executive Officers of Codorus Valley Bancorp, Inc...................... 5
        Executive Officers of PeoplesBank.................................................... 5
        Committees and Meetings of the Corporation's and the Bank's Boards of Directors...... 6
        Committees of the Bank's Board of Directors.......................................... 7
        Compensation of the Boards of Directors.............................................. 8
        Independent Directors' Deferred Compensation Plan.................................... 8
        Independent Directors' Stock Option Plan............................................. 8

Audit Committee Report....................................................................... 9

Board of Directors Report on Executive Compensation..........................................10
        Compensation Committee Report........................................................10
        Chief Executive Officer Compensation.................................................11
        Executive Officers Compensation......................................................11

Compensation Committee Interlocks and Insider Participation..................................12

Executive Compensation.......................................................................12
        Summary Compensation Table...........................................................13
        Qualified Stock Options..............................................................14
        Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values.....14
        Stock Incentive Plan.................................................................14
        401(k) Plan..........................................................................14
        Employment Contract with Change of Control Provision.................................15
        Change of Control Agreement..........................................................16
        Salary Continuation Agreements.......................................................16
        Supplemental Retirement Plans........................................................16

                                                                                            Page
                                                                                            ----
Certain Relationships and Related Transactions...............................................16

Election of Directors........................................................................17
        Qualification and Nomination of Directors............................................17
        Information as to Nominees and Directors.............................................18

Beneficial Ownership of Codorus Valley Bancorp, Inc.'s Stock Owned
        by Principal Owners and Management...................................................19
        Principal Shareholders...............................................................19
        Share Ownership by the Directors, Officers and Nominees..............................20

Section 16(a) Beneficial Ownership Reporting Compliance......................................21

Shareholder Proposals for 2002 Annual Meeting................................................22

Performance Graph............................................................................23

Proposal.....................................................................................24
        Election of 2 Class B Directors......................................................24

Annual Report................................................................................24

Other Matters That May Come Before the Annual Meeting........................................24

Additional Information.......................................................................24

Appendix A - Audit Committee Charter for Codorus Valley Bancorp, Inc. and PeoplesBank,
        A Codorus Valley Company............................................................A-1

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 15, 2001


                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

         Codorus Valley Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the board of directors of proxies to be voted at the corporation's annual meeting of shareholders. The annual meeting will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 15, 2001 at 9:00 a.m., Eastern Time.

         The corporation's principal executive office is located at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. The corporation's telephone number is (717) 747-1519 or (800) 646-1970. All inquiries regarding the annual meeting should be directed to Harry R. Swift, Esquire, Secretary and General Counsel of Codorus Valley Bancorp, Inc.

Description of Codorus Valley Bancorp, Inc.

         Codorus Valley Bancorp, Inc. was incorporated in October 1986 under Pennsylvania law; and, in March 1987, it became a one-bank holding company pursuant to the Bank Holding Company Act of 1956. PeoplesBank, A Codorus Valley Company and SYC Realty Company, Inc. are the corporation's wholly-owned subsidiaries. PeoplesBank is a Pennsylvania chartered banking institution with deposits insured by the FDIC. PeoplesBank wholly-owns SYC Settlement Services, Inc. and SYC Insurance Services, Inc.

         Included with this proxy statement is a copy of the corporation's annual report to shareholders for the fiscal year ended December 31, 2000. You may obtain a copy of the corporation's annual report for the 1999 fiscal year at no cost by contacting the Chief Financial Officer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887, or by calling (717) 747-1519.

         We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Codorus Valley Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

         The board of directors solicits this proxy for use at the corporation's 2001 Annual Meeting of Shareholders. The corporation's directors, officers and other employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. Codorus Valley Bancorp, Inc. will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

         Only shareholders of record as of the close of business on Thursday, March 15, 2001, (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 2,440,423 shares of the corporation's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 19 and 20 for a list of the persons known by the corporation to be the beneficial owner of 5% or more of the corporation's outstanding common stock as of the voting record date.

         If you are also a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will not serve as a voting instruction card for your shares held in the plan. Instead, Wells Fargo Bank Minnesota, N.A., the plan administrator, will provide plan participants with a separate voting instruction card/proxy representing those shares held in the Dividend Reinvestment and Stock Purchase Plan. The separate voting instruction cards must be signed and returned to Wells Fargo or your shares held in the plan will not be voted.

         If your voting instruction card is signed but does not indicate your voting preferences, the plan administrator will vote your shares FOR the 2 nominees for Class B Director. Whole and fractional shares credited to your dividend reinvestment account as of March 15, 2001, are included on your voting instruction card.

         By properly completing a proxy, the shareholder appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any signed proxy not specifying to the contrary as follows:

         FOR the election of the following individuals as Class B Directors for a term of 3 years expiring in 2004:

            o  M. Carol Druck; and
            o  Donald H. Warner

         Codorus Valley Bancorp, Inc.'s board of directors proposes to mail this proxy statement to the corporation's shareholders on or about April 4, 2001.

Quorum and Vote Required For Approval

         Codorus Valley Bancorp, Inc.'s Articles of Incorporation authorize the corporation to issue up to 10,000,000 shares of common stock, par value $2.50 per share.

         At the close of business on March 15, 2001, the corporation had 2,440,423 shares of common stock issued and outstanding. The corporation's common stock is the only issued and outstanding class of stock.

         In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote (meaning a majority of the number of shares outstanding on the voting record date) is required to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum. However, the proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

         Assuming the presence of a quorum, the affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is required to elect the director candidates. The proxy holders will not cast votes for or against any director candidates where the broker withheld authority. Cumulative voting rights do not exist for the election of directors. Each share of common stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each of the 2 Class B Director nominees.

Revocability of Proxy

         Shareholders who sign proxies may revoke them at any time before they are voted by:

         o delivering written notice of the revocation or delivering a properly executed later-dated proxy to Harry R. Swift, Esquire, Secretary of Codorus Valley Bancorp, Inc., at Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, 17403 or by mailing the notice or proxy to Harry R. Swift, Esquire, Secretary, at Codorus Valley Bancorp, Inc., P.O. Box 2887, York, Pennsylvania 17405-2887; or

         o attending the meeting and voting in person after giving written notice to the Secretary of Codorus Valley Bancorp, Inc.

         You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Harry
R. Swift, Esquire, Secretary, at (717) 747-1519 or (800) 646-1970.

Methods of Voting

         Voting by Proxy

         o     Mark your selections.

         o Date your proxy and sign your name exactly as it appears on your proxy.

         o Mail the proxy to Wells Fargo Bank Minnesota, N.A. in the enclosed postage-paid envelope.

         Voting in Person

         o     Attend the annual meeting and show proof of eligibility to vote.

         o     Obtain a ballot.

         o     Mark your selections.

         o Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

         The board of directors oversees all of the corporation's business, property, and affairs. The chairman and officers keep the members of the board informed of the corporation's business through discussions at board meetings and by providing them reports and other materials. The members also keep themselves informed by attending board and committee meetings.

         During 2000, the corporation's board of directors held 10 meetings and the bank's board of directors held 27 meetings. Each director attended at least 75% of the combined total number of meetings of the corporation's and the bank's boards and the committees of which he or she was a member.

Directors and Executive Officers of Codorus Valley Bancorp, Inc.

         The following table sets forth (in alphabetical order) selected information about the corporation's directors and executive officers. The officers are elected by the board of directors and each holds office at the board's discretion.

                                                                    Position Held         Age as of
        Name                               Position                     Since           March 15, 2001
        ----                               --------                     -----           --------------
D. Reed Anderson, Esquire             Class C Director                  1994                  58

M. Carol Druck                        Class B Director                  1988                  52

MacGregor S. Jones                    Class C Director                  1993                  55

Rodney L. Krebs                       Class A Director                  1988                  60
                                      Vice Chairman of the Board        2000

Larry J. Miller                       Class C Director                  1986                  49
                                      President                         1986
                                      Chief Executive Officer           1986

Dallas L. Smith                       Class A Director                  1986                  55

Harry R. Swift, Esquire               Secretary                         1998                  53
                                      Vice President                    1998
                                      General Counsel                   1997

George A. Trout, D.D.S.              Class A Director                   1986                  66
                                     Chairman of the Board              1994

Donald H. Warner                     Class B Director                   1990                  62
                                     Vice President                     1993

Jann Allen Weaver, CPA               Treasurer                          2000                  51
                                     Assistant Secretary                1991
                                     Chief Financial Officer            1989

Executive Officers of PeoplesBank

         The following table sets forth selected information about the bank's executive officers, each of whom is elected by the bank's board of directors and each of whom holds office at the board's discretion.

                                                                    Position Held         Age as of
         Name                             Position                      Since           March 15, 2001
         ----                             --------                      -----           --------------
Rodney L. Krebs                    Chairman of the Board                2000(1)               60

Larry J. Miller                    President                            1981
                                   Chief Executive Officer              1981                  49

Harry R. Swift, Esquire            General Counsel                      1997
                                   Executive Vice President             1999
                                   Cashier                              1999                  53

George A. Trout, D.D.S.            Vice Chairman of the Board           1989                  66

Jann Allen Weaver, CPA             Chief Financial Officer              1989                  51
                                   Senior Vice President                1994

------------------------------
(1) Mr. Krebs is not an employee of the corporation or its subsidiaries.

Committees and Meetings of the Corporation's and the Bank's Boards of Directors

         The corporation's board of directors has, at present, no standing committees, except the audit committee, which jointly serves the corporation and the bank. The corporation does not maintain a compensation or a nominating committee. A shareholder who intends to nominate a candidate for election to the board of directors must provide written notice to the corporation's Secretary in accordance with the informational requirements of Section 10.1 of the corporation's bylaws. The shareholder's notice must be delivered or received at the corporation's principal executive office not less than 90 days prior to the anniversary date of the preceding shareholder meeting called for the election of directors.

         During 2000, the bank's board of directors maintained 5 standing committees: executive, audit, trust and investment services, asset-liability and marketing steering. The function and composition of each of these committees is described below.

EXECUTIVE:     This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regularly scheduled board meetings. This committee did not meet in 2000. All matters were considered by the entire board of directors. Rodney L. Krebs chairs this committee.

AUDIT: This committee held 4 meetings during fiscal year 2000. The Audit Committee oversees the accounting and tax functions of the bank, recommends to the board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the bank and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the bank's system of internal controls and its accounting and reporting practices. MacGregor S. Jones chairs this committee.

TRUST AND      This committee provides general oversight and supervises the
INVESTMENT     operation of the bank's trust and investment services division.
SERVICES:      This committee met 11 times in 2000. D. Reed Anderson, Esquire, chairs this committee.

ASSET-         This committee reviews the bank's asset-liability and interest
LIABILITY:     rate risk management. This committee met 5 times in 2000. Larry
               J. Miller chairs this committee.

MARKETING      This committee provides broad oversight and guidance to the
STEERING:      bank's marketing activities. Its goals are to increase the bank's identity in the marketplace, increase market share and profitability. This committee met 11 times in 2000. Cheryl L.
               Keener chairs this committee.

Committees of the Bank's Board of Directors

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Meetings Held
          Committee                                       Members                                   in 2000
-------------------------------------------------------------------------------------------------------------------
EXECUTIVE            Rodney L. Krebs, chair, M. Carol Druck, Larry J. Miller and                      0
                     George A. Trout, D.D.S.
-------------------------------------------------------------------------------------------------------------------
AUDIT                MacGregor S. Jones, chair, Rodney L. Krebs, and Dallas L.                        4
                     Smith
-------------------------------------------------------------------------------------------------------------------
TRUST AND            D. Reed Anderson, Esquire, chair, M. Carol Druck, and Donald                    11
INVESTMENT           H. Warner
SERVICES
-------------------------------------------------------------------------------------------------------------------
ASSET-LIABILITY      Larry J. Miller, chair, George A. Trout, D.D.S., and                             5
                     non-directors Todd A. Tyson, Jann A. Weaver, CPA, Cheryl L.
                     Keener, Kent A. Ketterman and Jane W. Loucks, CFA
-------------------------------------------------------------------------------------------------------------------
MARKETING            Cheryl L. Keener, non-director chair, D. Reed Anderson,                          11
STEERING             Esquire, MacGregor S. Jones, and non-directors James W.
                     Coombes, Stephanie R. Covahey, Kent A. Ketterman, and Jann A.
                     Weaver, CPA
-------------------------------------------------------------------------------------------------------------------

Compensation of the Boards of Directors

         In 2000, members of the corporation's board of directors were not paid for attendance at board meetings or committee meetings. The bank does not compensate employee directors for attendance at board of directors meetings or committee meetings.

         In 2000, the bank's non-employee directors were compensated for their services rendered as follows:

         o   a monthly retainer of $600;

         o directors fees of $350 for each regular or special meeting attended; and

         o committee meeting fees paid at the rate of $100 per hour for attendance.

         The bank's chairman of the board received a monthly retainer of $700 in 2000. In addition, the bank paid life insurance premiums on behalf of the non-employee bank directors, which amounted to $2,073 in 2000. In the aggregate, the bank paid $130,373 to the board of directors, which includes $5,000 deferred by Barry A. Keller, who retired as a member of the board of directors on August 22, 2000, pursuant to the Independent Directors' Deferred Compensation Plan.

Independent Directors' Deferred Compensation Plan

         The corporation maintains a deferred compensation plan for non-employee, or "independent" directors. Participants may elect to defer receipt of compensation in order to gain certain tax benefits under Internal Revenue Code Section 451. This plan is not funded by the corporation.

Independent Directors' Stock Option Plan

         The corporation maintains the Codorus Valley Bancorp, Inc. 1998 Independent Directors Stock Option Plan. The corporation's shareholders approved the plan at the 1998 annual meeting and the board of directors originally reserved 100,000 shares, or 110,250 shares as of December 31, 2000, as adjusted for stock dividends, for issuance under the plan. The purposes of the plan are to advance the corporation's and the bank's development, growth and financial condition by providing additional incentives to non-employee members of the corporation's board of directors by encouraging them to acquire stock ownership in the corporation and to secure, retain and motivate non-employee directors.

         Directors who are not employees of the corporation or its subsidiaries are eligible to receive awards under the plan. Pursuant to the terms of the plan, each non-employee director who attended at least 75% of the total number of board of directors and committee meetings during the previous fiscal year is granted non-qualified stock options at each annual reorganization meeting of the corporation. The first award under the plan was made at the 1998 organization meeting. The purchase price of common stock subject to each stock option granted is the fair market value at the time of grant. The recipient may exercise these stock options for ten years from the grant date. As of December 31, 2000, the corporation had granted 68,080 non-qualified stock options under this plan, as adjusted for applicable stock dividends and/or stock splits.

                             AUDIT COMMITTEE REPORT

         On June 13, 2000, the board of directors adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. As required by the charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

         o reviewed and discussed the fiscal year 2000 audited financial statements with management;

         o discussed with the independent auditors, Ernst & Young, LLP, the matters required to be discussed by Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

         o reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee's review of management's representations, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2000, be included in the corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

         Aggregate fees pertaining to services rendered to the corporation and the bank by Ernst & Young, LLP, the independent accountants, during the year ended December 31, 2000, were as follows:

              -----------------------------------------------------
              Audit Fees                                 $ 62,000
              -----------------------------------------------------
              Financial Information Systems
              Design and Implementation Fees                    0
              -----------------------------------------------------
              All Other Fees                             $ 10,480
              -----------------------------------------------------

         The Audit Committee is comprised of 3 directors, all of whom are considered "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The foregoing report has been furnished by the current members of the Audit Committee.

                         Members of the Audit Committee
                          MacGregor S. Jones, Chairman
                                 Rodney L. Krebs
                                 Dallas L. Smith


                          BOARD OF DIRECTORS REPORT ON
                             EXECUTIVE COMPENSATION

Compensation Committee Report

         The corporation's board of directors governs the corporation and its subsidiaries. In fulfilling its fiduciary duties, the board of directors endeavors to act in the best long-term interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiaries. To accomplish the corporation's strategic goals and objectives, the board of directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The board of directors fulfills part of its strategic mission through the compensation of these individuals. The bank, the corporation's wholly owned financial subsidiary, provides compensation to the corporation's and the bank's directors and employees.

         The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The entire board of directors (comprised of the individuals named below) administers the compensation program. The board seeks to establish a fair compensation policy to govern the executive officers base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

         The board reviews and annually approves the compensation of the corporation's and the bank's top executives, including the chief executive officer, executive vice president, chief financial officer, and all other vice presidents. As a guideline in determining base salaries, the board uses information composed of a Pennsylvania bank peer group. This peer group of banks with assets of $300 million to $500 million is different than the peer group used for the performance graph. The peer group on the performance graph includes bank holding companies and banks listed on NASDAQ, which may not be located in Pennsylvania. The corporation uses Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

         The board of directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to the corporation at this time. The board of directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the board of directors intends to amend the corporation's and the bank's compensation policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer Compensation

The board of directors determined that the chief executive officer's 2000 compensation be set at $180,000, which was appropriate in light of the following 2000 Codorus Valley Bancorp, Inc. accomplishments: successful completion of the business plan; evaluation and engagement of a new advertising agency of record; the licensing of existing employees and sale of fixed annuities; the opening of the ninth financial center in South Hanover, Pennsylvania; the implementation of technological advancements; and the successful completion of other long term strategic initiatives. Additionally, the chief executive officer was actively and effectively involved in numerous community activities and served in leadership positions as vice-chairman of the York County Economic Development Corporation and vice-chairman of the Advanced Skills Learning Center. No direct correlation exists between the chief executive officer's compensation, any change in the chief executive officer's compensation, and any of the above criteria, nor does the board give any weight to any of the above specific individual criteria. The board subjectively determines the chief executive officer's compensation based on a review of all relevant information.

Executive Officers Compensation

The board of directors increased the 2000 compensation of the corporation's and the bank's executive officers by approximately 3.2% over 1999 compensation. The board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the board, in its analysis, attribute specific weight to any such criteria. The board makes a subjective determination after review of all relevant information, including the above.


         In addition to base salary, the corporation's and the bank's executive officers may participate in annual and long-term incentive plans, including the bank's 401(k) plan and the corporation's stock incentive plan. (See page 14 for more information.)

         General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's and the bank's employees. The board reviews individuals annually on their anniversary date of hire and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

         This report is furnished by Codorus Valley Bancorp, Inc.'s board of directors, which performs the functions of a compensation committee.

                               Board of Directors

D. Reed Anderson, Esquire       Rodney L. Krebs         George A. Trout, D.D.S.
M. Carol Druck                  Larry J. Miller         Donald H. Warner
MacGregor S. Jones              Dallas L. Smith

                        COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

         Larry J. Miller, President and Chief Executive Officer of the corporation and the bank, participated in the discussion relating to the compensation of all bank employees; but, he neither participates in conducting his own review nor takes part in determining his own compensation.

                             EXECUTIVE COMPENSATION

         The following table sets forth information with regard to the annual compensation for service in all capacities to the corporation and to the bank for the fiscal years ended December 31, 2000, 1999, and 1998 for those persons who were, at December 31, 2000:

         o  the chief executive officer; and

         o the other four most highly compensated executive officers of the corporation and of the bank, to the extent that these persons total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation                         Long-Term Compensation
                                -------------------                         ----------------------
                                                                      Awards                      Payouts
                                                                     ----------                   -------
                                                        Other                       Securities
Name                                                    Annual       Restricted     Underlying                  All Other
and                                                     Compen-        Stock         Options/       LTIP        Compen-
Principal                       Salary       Bonus      sation         Awards         SARs        Payouts        sation
Position              Year      ($)          ($)         ($)            ($)          (#)(1)         ($)        ($)(2)(3)(4)
--------              ----      ---          ---        ----         ----------      --------     -------      ------------
(a)                   (b)       (c)          (d)         (e)            (f)            (g)          (h)             (i)
Larry J. Miller,      2000      170,338        0          0              0                 0          0           39,841(5)
President and         1999      172,432        0          0              0             3,150          0           16,901
Chief Executive       1998      167,003        0          0              0             4,410          0           16,125
Officer of the
corporation and the
bank

Harry R. Swift,       2000      148,215      200          0              0                 0          0           9,328
Esquire, Secretary,   1999      146,251      500          0              0             1,575          0           8,964
General Counsel and   1998      137,560        0          0              0             2,205          0           9,476
Vice President of
the corporation,
General Counsel,
Executive Vice
President and
Cashier of the bank

--------------

(1)  As adjusted for all stock dividends paid through December 31, 2000.

(2) Includes bank contributions to the 401(k) plan on behalf of Mr. Miller of $5,250, $4,593, and $4,421 for 2000, 1999 and 1998, respectively.

(3) Includes life insurance premiums paid on behalf of Mr. Miller of $1,432, $478, and $1,432 for 2000, 1999 and 1998, respectively; and
     life insurance premiums paid on behalf of Mr. Swift of $578, $505 and $1,226 for 2000, 1999 and 1998, respectively.

(4) Includes the payment of club dues for Mr. Miller in the amount of $1,140 for 2000, $1,080 for 1999 and $1,020 for 1998; as well as a vehicle for Mr. Miller, valued at $11,250 in 2000, $10,750 in 1999 and $9,252 in 1998. Also includes a vehicle for Mr. Swift valued at $8,750 in 2000, $8,459 in 1999 and $8,250 in 1998.

(5) This includes a non-recurring payment of $20,769 in 2000 for accrued vacation due to a company-wide policy change.

Qualified Stock Options

         The corporation did not grant any qualified stock options to the executives named in the preceding table during 2000, pursuant to the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan or the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan. The following table sets forth information relating to the exercise of and year end value of qualified stock options granted to the executives named above.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                           Number of Securities
                                                          Underlying Unexercised          Value of Unexercised
                             Shares          Value             Options/SARs           In-The-Money Options/SARs at
                           Acquired on     Realized          at FY-End (#)(1)               FY-End ($)(1)(2)
         Name             Exercise (#)      ($)(2)       Exercisable/Unexercisable      Exercisable/Unexercisable
         ----             ------------      ------       -------------------------      -------------------------
          (a)                  (b)            (c)                   (d)                            (e)
Larry J. Miller                 0              0               26,160/28,397                  49,801/10,089
Harry R. Swift, Esquire         0              0                  3,780/0                          0/0

-------------
(1) As adjusted for all stock dividends paid through December 31, 2000.

(2) The fair market value of the corporation's common stock on December 31, 2000 was $15.875 per share.

Stock Incentive Plan

         On March 14, 2000, the board of directors adopted the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan and the plan was adopted by the shareholders at the 2000 annual meeting. The corporation originally reserved 100,000 shares under the plan as of December 31, 2000. The plan provides for awards of qualified stock options and non-qualified stock options to officers and is administered by a disinterested committee of the corporation's board of directors. In 2000, there were no qualified stock options granted under the plan.

401(k) Plan

         The bank maintains and sponsors a defined contribution 401(k) savings and investment plan. The 401(k) plan is administered by trustees designated by the 401(k) plan sponsor. The 401(k) plan trustees are Larry J. Miller, President and Chief Executive Officer of the corporation and the bank and Connie E. Sohnleitner, Vice President/Human Resources Division of the bank. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

         Each bank employee who attains the age of 21, successfully completes any probationary period(s) and, if part time, completes 1,000 hours of service per year may participate in the 401(k) plan. An eligible employee may elect to contribute certain portions of salary, wages, bonus (other than year-end bonus), or other direct remuneration to the 401(k) plan. Generally, eligible employees may not contribute more than 20% of their compensation. In 2000, 1999 and 1998, the bank matched 50% of the first 6% of the employee's contributions. The bank's contributions to the 401(k) plan for each participant vest in 3 years from plan enrollment. The employee's contributions to the 401(k) plan vest immediately. The bank incurred expenses of

$67,000, $57,000, and $58,000, for financial reporting purposes during 2000, 1999 and 1998, respectively, in connection with the 401(k) plan.

Employment Contract with Change of Control Provision

         In 1993, the corporation, the bank and Larry J. Miller, President and Chief Executive Officer of the corporation and the bank, entered into an employment agreement for a term of 3 years, which term renews automatically for an additional 12 months at the end of each calendar year unless the corporation and the bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's positions and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

         Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the corporation and of the bank and as a member of the boards of directors of the corporation and of the bank. Pursuant to his employment agreement, Mr. Miller was entitled to an annual direct salary of $180,000 in 2000. This salary may be increased in subsequent years as the board of directors deems appropriate. In addition, the boards of directors of the corporation and the bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the corporation's or the bank's board of directors or their committees. Mr. Miller is also entitled to receive the employee benefits made available to bank employees and to use a vehicle provided by the bank.

         As amended in October 1997, the agreement with Mr. Miller provides that if his employment is terminated by the corporation or the bank, due to death, disability or "for cause", then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the corporation or the bank other than pursuant to death, disability or "for cause", then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for "good reason", then he is entitled to an amount equal to his direct annual salary. As amended in 1997, if Mr. Miller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to 2.99 times his then current direct annual salary and will continue his eligibility to participate in all employee benefit plans and programs in which he was previously entitled to participate.

Change of Control Agreement

         On October 1, 1997, the corporation, the bank and Harry R. Swift, Esquire, Secretary, General Counsel and Vice President of the corporation and General Counsel, Executive Vice President and Cashier of the bank, entered into a change of control agreement that provides certain benefits to Mr. Swift in the event of a change of control. The agreement becomes operative only upon a change in control of the corporation or the bank or other specified event. The initial term of the agreement is 39 months and each subsequent term consists of a 36 month period, which term automatically renews for an additional 12 months at the end of each calendar year unless the corporation and the bank provide written notice to Mr. Swift of non-renewal. The agreement specifies payments upon termination as of the date of the change of control at not less than 2 times Mr. Swift's then current annual direct salary.

Salary Continuation Agreements

         On October 1, 1998, the bank entered into salary continuation agreements with Larry J. Miller and Harry R. Swift, Esquire, respectively. These agreements provide for certain payments to these named executives following the executive's normal retirement date and continuing for 239 and 179 months, respectively. The agreements contain provisions for early retirement, disability benefits, death benefits and payments on specified changes of control. The agreements also contain non-competition provisions.

Supplemental Retirement Plans

         In 1998, the bank provided group term life insurance replacement plans for specific executive officers. These plans are the funding vehicle for payments to the executives upon certain specified events. The specified events include a change of control and the executive's normal retirement. In addition, the bank provided a director approved group term life insurance replacement plan for the benefit of the corporation's directors. This plan provides for payments to accrue to the directors following termination of their service as a member of the board of directors. These supplemental retirement plans replaced, in part, other insurance coverages.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The corporation and the bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of the corporation or the bank, or any associate of the foregoing persons, with the exception of that disclosed below. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers.

         Total loans outstanding from the bank at December 31, 2000, to the corporation's and the bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $2,372,000, or approximately 8.7% of the bank's total equity capital. The bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2000 to officers and directors of the corporation and the bank as a group was $3,165,000. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 15, 2001, to the above described group was $2,185,000.

                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

         Section 10.2 of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for three classes of directors with staggered 3 year terms of office. The board of directors may, from time to time, fix the number of directors and their respective classifications. All candidates for director must be at least 21 years of age. No director may continue to serve after he or she attains the age of 70 years. Each director must hold solely, in his or her name, at least 100 shares of common stock, which shares must be free of any liens or other encumbrances.

         The board of directors nominated the 2 persons named below to serve as Class B Directors until the 2004 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the board of directors and all have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, pursuant to Section 11.1 of the corporation's bylaws, a majority of the board of directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

         In accordance with Section 10.3 of the corporation's bylaws, the board of directors is divided into 3 classes whose terms expire at successive annual meetings. Therefore, the corporation maintains a classified board with staggered 3 year terms of office. Currently, Class A consists of 3 directors, Class B consists of 2 directors, and Class C consists of 3 directors. Shareholders will elect 2 Class B Directors at the annual meeting to serve for a 3 year term that expires at the corporation's 2004 annual meeting.

         The proxy holders intend to vote all proxies for the election of each of the 2 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

         The board of directors proposes the following nominees for election as Class B Directors at the annual meeting:

         o   M. Carol Druck
         o   Donald H. Warner

         The board of directors recommends that shareholders vote FOR the proposal to elect the 2 nominees listed above as Class B Directors.

Information as to Nominees and Directors

         Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on page 21.

Current Class B Directors (to serve until 2001)
         and
Nominees for Class B Directors (to serve until 2004)

M. Carol Druck              Ms. Druck, age 52, has been a member of the
                            corporation's and the bank's board of directors since 1988. She served as the corporation's
                            Assistant Secretary from April 1990 to April
                            1997 and as the corporation's Assistant Treasurer from January 1994 to April 1997. Ms. Druck is the
                            President of Druck Realty, Inc. and is a realtor with Morgan-Collins Realtors, Inc. located in York,
                            Pennsylvania.

Donald H. Warner            Mr. Warner, age 62, has been a member of the
                            corporation's and the bank's board of directors since 1990. He has been a Vice President of the corporation since 1993. Mr. Warner is the President of Warner Services, Inc., a moving and storage company located in Red Lion, Pennsylvania.

                  Board of Directors - Continuing as Directors

Class C Directors (to serve until 2002)

D. Reed Anderson, Esquire   Mr. Anderson, age 58, has served as a member of the
                            corporation's and the bank's board of directors since 1994. Mr. Anderson is an attorney-at-law with the firm of Stock and Leader, P.C. located in York, Pennsylvania.

MacGregor S. Jones          Mr. Jones, age 55, has served as a member of the
                            corporation's and the bank's board of directors since 1993. He served as the corporation's Assistant
                            Secretary from January 1994 to April 1997. Mr. Jones is a retired automobile dealer.

Larry J. Miller             Mr. Miller, age 49, has served as the corporation's
                            President and Chief Executive Officer and a director since 1986 and as the bank's President and Chief
                            Executive Officer and a director since 1981.

Class A  Directors (to serve until 2003)

Rodney L. Krebs             Mr. Krebs, age 60, has served as the corporation's
                            Vice Chairman and the bank's Chairman since
                            2000 and has been a member of the corporation's and the bank's board of directors since 1988. He also served as the corporation's Treasurer from 1990 to 2000. Mr. Krebs is the President of
                            Springfield Contractors, Inc., a heavy equipment/ earth moving firm located near Glen Rock, Pennsylvania.

Dallas L. Smith             Mr. Smith, age 55, served as the corporation's
                            Secretary from January 1994 to May 1999. He has served as a bank director since 1983 and as a corporation director since 1986. He is the President of Bruce V. Smith, Inc., a retail furniture corporation located in Jacobus, Pennsylvania.

George A. Trout, D.D.S.     Dr. Trout, age 66, has served as the corporation's
                            Chairman since January 1994. Dr. Trout has served as the bank's Vice Chairman since 1992. He has been a member of the bank's board of directors since 1975 and of the corporation's board since 1986. Dr.
                            Trout is a retired dentist.

                             BENEFICIAL OWNERSHIP OF
                 CODORUS VALLEY BANCORP, INC.'S STOCK OWNED BY
                        PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

         The following table sets forth, as of March 15, 2001, the name and address of each person who owns of record or who is known by the board of directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person, and the percentage of the corporation's outstanding common stock owned. The "beneficial owner" of a security includes any person who directly or indirectly has or shares: voting power, including the power to vote or to direct the voting of the security; and/or investment power, including the power to dispose or direct the disposition of the security.

                                               Amount and Nature of       Percentage of
         Name and Address                      Beneficial Ownership           Class
         ----------------                      --------------------        ------------
PeoplesBank, A Codorus Valley Company               246,887(1)                10.12%
Trust and Investment Services Division
Codorus Valley Corporate Center
105 Leader Heights Road
York, PA  17403

---------------

(1) 177,753 shares of common stock beneficially owned by the bank are held in its fiduciary capacity. The bank has sole voting and dispositive power over these shares of common stock. 42,779 shares of common stock beneficially owned by the bank are shares for which the bank exercises shared dispositive power. 3,772 shares of common stock beneficially owned by the bank are shares for which the bank exercises sole voting power. 22,583 shares of common stock beneficially owned by the bank are shares for which the bank exercises shared voting power and shared dispositive power. The bank, in its fiduciary capacity, intends to cast all shares under its control FOR the election of the nominees for Class B Director.

Share Ownership by the Directors, Officers and Nominees

         The following table sets forth, as of March 15, 2001, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees as a group. All shares are held individually unless otherwise indicated. The percentage of outstanding stock owned is less than 1%, unless otherwise indicated.

                                                                         Amount and
                                                                          Nature of
         Name of Individual or                                            Beneficial        Percentage
         Identity of Group                                              Ownership(1)(2)      of Class
         -----------------                                              ---------------      ---------
         D. Reed Anderson, Esquire                                         2,626(3)             --
         M. Carol Druck                                                    3,316(4)             --
         MacGregor S. Jones                                               16,751(5)             --
         Rodney L. Krebs                                                  12,631(6)             --
         Larry J. Miller                                                  10,832(7)             --
         Dallas L. Smith                                                   5,565(8)             --
         George A. Trout, D.D.S.                                          56,266(9)           2.31%
         Donald H. Warner                                                  1,022(10)            --
         Harry R. Swift, Esquire                                               0                --
         Jann Allen Weaver, CPA                                              321(11)            --
         All Officers and Directors as a Group
         (8 Directors, 6 Officers, 10 persons in total)                  109,330(12)          4.48%

--------------

 (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 16, 2001. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest whole number.

 (2)    Information furnished by the officers, directors and nominees.

 (3)    Includes 1,773 shares held in Mr. Anderson's 401(k) plan.

 (4) Includes 2,179 shares held jointly with her spouse, and 467 shares held in trust for her grandchildren.

 (5) Includes 5,662 shares held in Mr. Jones' IRA, 8,269 shares held jointly with his spouse, and 2,132 shares held individually in his spouse's IRA.

 (6) Includes 3,425 shares held in Mr. Krebs' IRA, and 7,129 shares held jointly with his spouse.

 (7) Includes 7,700 shares held jointly with his spouse, 239 shares held jointly with his mother, 626 shares held jointly with his daughter, 626 shares held jointly with his son, and 734 shares held in Mr. Miller's IRA.

 (8)    Includes 400 shares held individually in his spouse's IRA.

 (9) Includes 6,229 shares held in Dr. Trout's Defined Benefit Pension Plan, 49,617 shares held in trust for his children, and 320 shares held jointly with his spouse.

(10)    Includes 463 shares held in Mr. Warner's IRA.

(11)    These shares are held jointly with his spouse.

(12) Includes 15,660 shares reported in Schedule 13-G, as amended, of the Trust and Investment Services Division of PeoplesBank, A Codorus Valley Company (5,106 shares are held for the benefit of MacGregor S. Jones and 10,554 shares are held for the benefit of Rodney L. Krebs.)

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Form 5 was required for that reporting person, the corporation believes that during the period from January 1, 2000 through December 31, 2000, its officers and directors were in compliance with all filing requirements applicable to them, with the exception of D. Reed Anderson, Esquire, M. Carol Druck, MacGregor S. Jones, Barry A. Keller, Rodney L. Krebs, Dallas L. Smith, George A. Trout, D.D.S. and Donald H. Warner. Each named Director inadvertently filed one late Form 4 to report one transaction during 2000 concerning the issuance of stock options under the 1998 Independent Director's Stock Option Plan.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2002 Annual Meeting of Shareholders must deliver the proposal in writing to the Secretary of Codorus Valley Bancorp, Inc. at its principal executive offices, Codorus Valley Corporate Center, 105 Leader Heights Road, P. O. Box 2887, York, Pennsylvania 17405-2887, not later than Friday, December 7, 2001. If a shareholder proposal is submitted to the corporation after December 7, 2001, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the corporation's 2002 proxy statement. Any proposals should be addressed to the Secretary. Section 10.1 of the corporation's bylaws requires a shareholder to deliver a notice of nomination for election to the board of directors to the Secretary no later than 90 days in advance of the anniversary date of the preceding shareholders meeting. See page 17 for more information on nomination procedures and requirements.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the S&P 500 Stock Index and the NASDAQ Bank Index for the period of 5 fiscal years commencing January 1, 1996 and ending December 31, 2000. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1995, in each of the corporation's common stock, the S&P 500 Stock Index and the NASDAQ Bank Index, and that all dividends were reinvested in such securities over the past 5 years, the cumulative total return on such investment would be $156.14, $231.62 and $214.13, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.



                          Codorus Valley Bancorp, Inc.

                       Stock Price Performance Graph Data

=====================================================================================================
                                          1995      1996       1997       1998       1999       2000
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Nasdaq Bank Index Total Return          100.00     129.34     215.28     193.17     182.03     214.13
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Codorus Valley Bancorp, Inc.            100.00     109.14     175.82     160.09     164.27     156.14
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
S & P 500 Index Total Return            100.00     122.90     163.85     210.58     254.83     231.62
=====================================================================================================

                                    PROPOSAL

Election of 2 Class B Directors

         The nominees for election are:

         o  M. Carol Druck (director since 1988); and
         o  Donald H. Warner (director since 1990).

         Each has consented to serve a 3 year term. (See page 17 for more information.)

         If any director is unable to stand for re-election, the board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The board of directors has no reason to believe the 2 nominees for Class B Director will be unable to serve if elected.

         Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is necessary to elect the director candidates.

         The Board of Directors recommends that shareholders vote FOR the election of the 2 nominees as Class B Directors.

                                  ANNUAL REPORT

         A copy of the corporation's annual report for its fiscal year ended December 31, 2000 is enclosed with this proxy statement. A representative of Ernst & Young LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The board of directors knows of no business other than that referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in what they determine to be the corporation's best interests.

                             ADDITIONAL INFORMATION

         Upon written request of any shareholder, a copy of the corporation's annual report on Form 10-K for its fiscal year ended December 31, 2000, including the financial statements, schedules and exhibits, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, may be obtained, without charge by writing to: Chief Financial Officer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887 or via the Internet at www.peoplesbanknet.com, select Codorus Valley Bancorp, Inc., then select the Securities and Exchange Commission link, or visit the SEC's website at www.sec.gov.

                                 APPENDIX A

    AUDIT COMMITTEE CHARTER FOR CODORUS VALLEY BANCORP, INC. AND PEOPLESBANK,
                A CODORUS VALLEY COMPANY AUDIT COMMITTEE CHARTER

                          Codorus Valley Bancorp, Inc.
                                       and
                                  PEOPLESBANK,
                            A Codorus Valley Company

                             AUDIT COMMITTEE CHARTER


This charter governs the operations of the Audit Committees of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company and their respective subsidiaries (the "Corporation and its affiliates"). Since the Boards of Directors and the Audit Committees of these corporations are currently composed of the same members, reference throughout this charter to the plural and singular shall refer to both Boards of Directors and Audit Committees, unless the context clearly requires otherwise.

The Audit Committee (the "Committee") shall be appointed by the Board of Directors. The Committee shall be comprised of at least three directors, who are independent of management and of the Corporation and its affiliates, and who are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting related financial management expertise as defined by NASDAQ.

The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, and the investment community, relating to Codorus Valley Bancorp's financial statements and the annual independent audit of those statements, the financial reporting process, the systems of internal accounting and financial controls, and the internal audit function. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation and its affiliates. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel and the power to retain outside counsel or other experts for this purpose.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1. The Committee shall have a clear understanding with management and the independent auditors, that the independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the shareholders. The Committee

Audit Committee Charter

         shall have the ultimate authority and responsibility to evaluate and, when deemed appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Corporation and its affiliates.

2. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including systems to monitor and manage business risk, and legal and ethical compliance program. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

3. The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of Codorus Valley Bancorp's Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

4. The Committee shall review with management and the independent auditors the financial statements to be included in Codorus
         Valley Bancorp's Annual Report and on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

5. The Committee is also the source for reports concerning factual conflicts of interest. The Committee will review circumstances regarding conflicts of interest and report same to the full Board of Directors, if necessary.

6. Minutes of all meetings of the Committee shall be submitted to the Board of Directors.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to react effectively to changing conditions and circumstances.

Reaffirmed and approved by the Audit Committee of the Board of Directors and entered into the minutes of the Board of Directors this thirteenth day of June, 2000.


By: /s/  Harry R. Swift
    ------------------------------------
         Corporate Secretary

                          CODORUS VALLEY BANCORP, INC.
                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Codorus Valley Bancorp, Inc. that the undersigned may be entitled to vote at the corporation's Annual Meeting of Shareholders to be held on Tuesday, May 15, 2001, at 9:00 a.m., Eastern Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, and at any adjournment or postponement of the meeting as follows:

1.   ELECTION OF 2 CLASS B DIRECTORS TO SERVE FOR A 3 YEAR TERM.

     M. Carol Druck                          Donald H. Warner

     [ ]  FOR all nominees                   [ ]  WITHHOLD AUTHORITY
          listed above (except                    to vote for all
          as marked to the contrary below)        nominees listed above

     The board of directors recommends a vote FOR these nominees.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

Dated: ______________________, 2001            _________________________________
                                               Signature

Number of Shares Held of Record
on March 15, 2001                              _________________________________
                                               Signature
----------------

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO WELLS FARGO BANK MINNESOTA, N.A. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                  [LETTERHEAD OF CODORUS VALLEY BANCORP, INC.]




April 4, 2001



Dear Dividend Reinvestment and Stock Purchase Plan Participant:

As a participant in Codorus Valley Bancorp, Inc.'s Dividend Reinvestment and Stock Purchase Plan, you are entitled to instruct the plan's administrator, Wells Fargo Bank Minnesota, N.A., to vote the plan shares held on your behalf at Codorus Valley Bancorp, Inc.'s 2001 Annual Meeting of Shareholders. To instruct the plan administrator as to how you would like these shares voted at the annual meeting, please complete the enclosed Voting Instruction Card/Proxy and return it to Wells Fargo. At the annual meeting, if you executed and returned a Voting Instruction Card/Proxy, the plan administrator will vote your whole and fractional interests credited to your account, to the extent permitted by law or the company's bylaws.

The board of directors encloses a copy of Codorus Valley Bancorp, Inc.'s Notice of Annual Meeting and proxy statement in connection with the 2001 Annual Meeting of Shareholders and a copy of Codorus Valley Bancorp, Inc.'s 2000 Annual Report to Shareholders. Also enclosed is your Voting Instruction Card/Proxy which you should complete and promptly return to the plan administrator in the enclosed envelope.

If you have any questions, please contact Wells Fargo Shareowner Services at
(800) 468-9716 or the undersigned at (717) 747-1519 or (800) 646-1970.

Sincerely,


/s/ Larry J. Miller
---------------------------
Larry J. Miller, President
and Chief Executive Officer

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                          VOTING INSTRUCTION CARD/PROXY
                          CODORUS VALLEY BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2001

                           ---------------------------

     The undersigned hereby constitutes and appoints Wells Fargo Bank Minnesota,
N. A. proxy of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. that the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan holds on behalf of the undersigned and may be entitled to vote at Codorus Valley Bancorp, Inc.'s Annual Meeting of Shareholders to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, on Tuesday, May 15, 2001 at 9:00 a.m., Eastern Time, and at any adjournment or postponement of the meeting as follows:

(1)  ELECTION OF 2 CLASS B DIRECTORS TO SERVE FOR A 3 YEAR TERM.

     M. Carol Druck                          Donald H. Warner

    [ ]  FOR all nominees                    [ ]  WITHHOLD AUTHORITY
         listed above (except as marked           to vote for all nominees
         to the contrary below)                   listed above

The board of directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS VOTING INSTRUCTION CARD/PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION CARD/PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.


Dated: ___________________, 2001            ____________________________________
                                               Signature(s) of Shareholder(s)
                                            Plan Participant

                                            ____________________________________
Number of Shares Held of                    Signature(s) of Shareholder(s)
Record on March 15, 2001                    Plan Participant


THE VOTING INSTRUCTION CARD PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THESE SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE RECORD HOLDER OF THE SHARES.

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO WELLS FARGO BANK MINNESOTA, N.A. IN THE RETURN ENVELOPE PROVIDED.